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Exhibit 99.2

                                BRADY CORPORATION

                      DIRECTORS' DEFERRED COMPENSATION PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005

                                    ARTICLE I

                                  INTRODUCTION

     For periods prior to calendar year 2005, Brady Corporation has maintained the Brady Corporation Directors' Deferred Compensation Plan by means of a series of individual deferred compensation agreements with covered executives. Amounts deferred prior to January 1, 2005 (which were all fully vested under Plan terms), including past and future earnings credited thereon, shall remain subject to the terms of those individual agreements as previously in effect (the "Frozen Agreements") but no further amounts shall be deferred under the Frozen Agreements. All deferrals to the Plan for periods on or after January 1, 2005 shall be governed by the terms and provisions of this document. Except as provided in Sections 4.2(b)(x) and 6.1(iii)(C) below, nothing in this document shall apply to amounts deferred prior to 2005 and past and future earnings credited thereon. This document is intended to comply with the provisions of
Section 409A of the Internal Revenue Code and shall be interpreted accordingly. If any provision or term of this document would be prohibited by or inconsistent with the requirements of Section 409A of the Code, then such provision or term shall be deemed to be reformed to comply with Section 409A of the Code.

                                   ARTICLE II

                                   DEFINITIONS

     The following definitions shall be applicable throughout the Plan:

     2.1 "Account" means the account credited from time to time with bookkeeping amounts equal to the portions of a Participant's compensation deferred pursuant to Section 3.1 and earnings credited on such amounts in accordance with Article IV.

     2.2 "Administrator" means the Board of Directors of Brady Corporation.

     2.3 "Beneficiary" means the person, persons, or entity designated by the Participant to receive any benefits payable under the Plan on or after the Participant's death. Each Participant shall be permitted to name, change or revoke the Participant's designation of a Beneficiary in writing on a form and in the manner prescribed by the Corporation; provided, however, that the designation on file with the Corporation at the time of the Participant's death shall be controlling. Should a Participant fail to make a valid Beneficiary designation or leave no named Beneficiary surviving, any benefits due shall be paid to such Participant's spouse, if living; or if not living, then any benefits due shall be paid to such Participant's estate. A Participant may designate a primary beneficiary and a contingent beneficiary; provided, however, that the Corporation may reject any such instrument tendered for filing if it contains successive beneficiaries or contingencies unacceptable to it. If all Beneficiaries who survive Participant shall die before receiving the full amounts payable hereunder, then the payments shall be paid to the estate of the Beneficiary last to die.

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     2.4 "Code" means the Internal Revenue Code of 1986, including any subsequent amendments.

     2.5 "Corporation" means Brady Corporation.

     2.6 "Participant" means a director of Brady Corporation currently eligible to make deferrals (an "Active Participant") and any former director who previously participated in the plan and is entitled to benefits.

     2.7 "Plan" means the Brady Corporation Directors' Deferred Compensation Plan, as set forth herein, as applicable to amounts deferred after calendar year 2004, and as it may be amended from time to time.

     2.8 "Plan Year" means the calendar year.

     2.9 "Separation from Service" means expiration or termination of the arrangement with the Corporation pursuant to which the Participant performed services as a director of the Corporation if such expiration or termination constitutes a good faith and complete termination of the relationship and all other independent contractor relationships the Participant has with the Corporation. A good faith and complete termination of a relationship shall not be deemed to have occurred if the Corporation anticipates a renewal of a contractual relationship or anticipates that the Participant shall become an employee of the Corporation. For this purpose, the Corporation is considered to anticipate the renewal of a contractual relationship with the Participant if it intends to contract again for the services provided under the expired arrangement, and neither the Corporation nor the Participant has eliminated the Participant as a possible provider of services under any such new arrangement. Further, the Corporation is considered to intend to contract again for the services provided under an expired arrangement if the Corporation's doing so is conditioned only upon incurring a need for the services, the availability of funds or both. The foregoing requirements are deemed satisfied if no amount will be paid to the Participant before a date at least 12 months after the day on which the arrangement expires pursuant to which the Participant performed services for the Corporation (or, in the case of more than one arrangement, all such arrangements expire) and no amount payable to the Participant on that date will be paid to the Participant if, after the expiration of the arrangement (or arrangements) and before that date, the Participant performs services for the Corporation as a director or other independent contractor or an employee).

     2.10 "Unforeseeable Emergency" means a severe financial hardship to a Participant resulting from an illness or accident of the Participant or the Participant's spouse or dependent (as defined in Section 152(a) of the Code), loss of the Participant's property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, as a result of a natural disaster), or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. For example, the imminent foreclosure of or eviction from the Participant's primary residence may constitute an Unforeseeable Emergency. In addition, the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication, may constitute an Unforeseeable Emergency. Finally, the need to pay for funeral expenses of a spouse or a dependent (as defined in Code section 152(a)) may also constitute an Unforeseeable Emergency. Except as otherwise provided above, the purchase of a home and the payment of college tuition are not Unforeseeable Emergencies. Whether a Participant is faced with an Unforeseeable Emergency is to be determined based on the relevant facts and circumstances of each case.


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                                   ARTICLE III

                                    DEFERRALS

     3.1 Deferral Elections. An Active Participant may elect to defer a specified percentage of his fees for services performed as a director of the Corporation during a Plan Year by completing and filing such forms as required by the Corporation prior to the first day of the Plan Year. A Participant's deferrals shall be taken at a uniform percentage rate from each of the payments made to him by the Corporation during the Plan Year. Compensation deferred shall be retained by the Corporation, credited to the Participant's Account pursuant to Section 4.1 and paid in accordance with the terms and conditions of the Plan. A director who is not already eligible to participate in any other deferred compensation plan of the account balance type sponsored by the Corporation who becomes an Active Participant for the first time during a Plan Year (i.e., first becomes a director) may within 30 days after the effective date of participation make an election to defer a specified percentage of compensation to be paid to him for services to be performed subsequent to the deferral election.

     3.2 Continued Effect of Elections. An Active Participant's deferral election with respect to a Plan Year under Section 3.1 shall be irrevocable after the last date upon which it may be filed pursuant to Section 3.1 and shall continue in effect each subsequent Plan Year until prospectively revoked or amended in writing. For a revocation or amendment to be effective with respect to payments during a Plan Year, it must be filed by the last date for which an effective deferral election is permitted to be filed with respect to those payments under Section 3.1.

     3.3 Prior Deferral Elections. Any deferral election made prior to calendar year 2005 under a Frozen Agreement shall be treated as a deferral election described in Section 3.1 and shall continue in effect until modified as described in Section 3.2 above unless modified earlier pursuant to Section 8.12(a) below.

     3.4 Unforeseeable Emergency. In the event that a Participant makes application for a hardship distribution under Section 6.3 and the Administrator determines that an Unforeseeable Emergency exists, all deferral elections otherwise in effect under this Article III shall immediately terminate upon such determination. To resume deferrals thereafter, a Participant must make an election satisfying the provisions of Section 3.1, as the case may be, as those provisions apply to someone who is already an Active Participant in the Plan.

                                   ARTICLE IV

                                    ACCOUNTS

     4.1 Credits to Account. Bookkeeping amounts equal to the amounts deferred by a Participant pursuant to Section 3.1 shall be credited to such Participant's Deferral Account as soon as practicable after the deferred compensation would otherwise have been paid to such Participant in the absence of deferral.

     4.2 Valuation of Account.

          (a) The Participant's Account shall be credited or charged with deemed earnings or losses as if it were invested in accordance with paragraph (b) below.

          (b) (i) The investment funds available hereunder for the deemed investment of the Account shall be the Brady Stock Fund and such other funds as the Administrator shall from time to time determine. However, in no event shall the Corporation be required to make any such


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     investment in the Brady Stock Fund or any other investment fund and, to the extent such investments are made, such investments shall remain an asset of the Corporation subject to the claims of its general creditors.

               (ii) On the date credited to the Participant's Account, deferrals shall be deemed to be invested in one or more of the investment funds designated by the Participant for such deemed investment. Once made, the Participant's investment designation shall continue in effect for all future deferrals until changed by the Participant. Any such change may be prospectively elected by the Participant at the times established by the Administrator, which shall be no less frequently than quarterly, and shall be effective only for deferrals, credited from and after its effective date. Until such time as the Administrator takes action to the contrary, such changes may be elected at the same times as changes may be elected with respect to the Brady Matched 401(k) Plan.

               (iii) A Participant's balance in the Brady Stock Fund shall be determined as though the Participant's deferrals allocated to that Fund are invested in shares of Class A non-voting common stock of Brady Corporation by purchase at the fair market value price of such stock on the date the deferrals are credited to the Participant's Brady stock account.

               (iv) The portion of a Participant's Account invested in the Brady Stock Fund shall be called the Brady Stock Sub-account. The remaining portion of the Participant's Account shall be referred to as the General Investment Sub-account.

               (v) The value of the Brady Stock Sub-account on any particular date will be based upon the value of the shares of Class A non-voting common stock of Brady Corporation which the sub-account is deemed to hold on that date. The shares of such stock deemed to be held in such sub-account shall be credited with dividends at the time they are credited with respect to actual shares of Class A non-voting common stock of Brady Corporation and such dividends shall be deemed to be used to purchase additional shares of Class A non-voting common stock of Brady Corporation on the day following the crediting of such dividends at the then fair market value price of such stock. The sub-account shall also be credited from time to time with additional shares of Class A non-voting common stock of Brady Corporation equal in number to the number of shares granted in any stock dividend or split to which the holder of a like number of shares of Class A non-voting common stock would be entitled. All other distributions with respect to shares of Class A non-voting common stock of Brady Corporation shall be similarly applied. In the event of a distribution of preferred stock, such preferred stock shall be valued at its par value (or its voluntary liquidating price, if it does not have a par value).

               (vi) The valuation of the funds held in the General Investment Sub-account shall be accomplished in the same manner as though the deemed investment in such funds had actually been made and are valued at their fair market value price on valuation dates hereunder.

               (vii) A Participant's Account shall be valued as of December 31 each year and at such other times established by the Administrator, which shall be no less frequently than quarterly. Until such time as the Administrator takes action to the contrary, such valuation shall be at the same time as valuations made of Brady matched 401(k) plan assets.


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               (viii) All elections and designations under this section shall be made in accordance with procedures prescribed by the Administrator.
          The Administrator may prescribe uniform percentages for such elections and designations.

               (ix) A Participant may prospectively elect to reallocate his Account balance among the investment funds at the times established by the Administrator, which shall be no less frequently than quarterly. Until such time as the Administrator takes action to the contrary, such changes may be elected at the same times as changes may be elected with respect to the Brady Matched 401(k) Plan. Notwithstanding any other provision of this Plan to the contrary, a Participant may not make (i) any election or transaction in the Brady Stock Fund at a time when the Participant is in possession of any material non-public information or at a time not permitted under the Corporation's policy on insider trading or (ii) an opposite way election with respect to the Brady Stock Fund within six months of a prior election regarding the Brady Stock Fund.

               (x) Notwithstanding subparagraph (ix) above, from and after May 1, 2006, a Participant may not shift any amounts from his Brady Stock Sub-account to his General Investment Sub-account or vice-versa. Notwithstanding Article I and Section 2.7 of this Plan to the contrary, the rule of this subparagraph (x) shall apply to all amounts held for a Participant under a Post-2003 Account under a Frozen Agreement as well, meaning that from and after May 1, 2006, a Participant shall not be entitled to transfer any amount to or from the portion of his account held in the Brady Stock Fund under the Frozen Agreement. Also notwithstanding Article I and Section 2.7 of this Plan to the contrary, a Participant who has a Pre-2004 Account under a Frozen Agreement shall, on or after February 16, 2006 and prior to May 1, 2006, be entitled to reallocate up to 50% of the balance of that account from investments in the Brady Stock Fund to the other investment funds available hereunder; and, thereafter, the portion of such account held in the Brady Stock Fund must remain in the Brady Stock Fund but the director may continue to make new investment choices from among available investment funds with respect to remaining portions of that account. The preceding two sentences shall not apply to a Participant who has had a Separation from Service prior to May 1, 2006.

          (c) The Corporation shall provide annual reports to each Participant showing (a) the value of the Account as of the most recent December 31st,
     (b) the amount of deferral made by the Participant for the Plan Year ending on such date and (c) the amount of any investment gain or loss and the costs of administration credited or debited to the Participant's Account.

          (d) Notwithstanding any other provision of this Agreement that may be interpreted to the contrary, the deemed investments are to be used for measurement purposes only and shall not be considered or construed in any manner as an actual investment of the Participant's Account balance in any such fund. In the event that Brady Corporation or the trustee of any grantor trust which Brady Corporation may choose to establish to finance some or all of its obligations hereunder, in its own discretion, decides to invest funds in any or all of the funds, the Participant shall have no rights in or to such investments themselves. Without limiting the foregoing, the Participant's Account balance shall at all times be a bookkeeping entry only and shall not represent any investment made on the Participant's behalf by the Corporation or any trust; the Participant shall at all times remain an unsecured creditor of the Corporation.


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                                    ARTICLE V

                                     VESTING

     5.1 Full Vesting. A Participant shall be fully vested and nonforfeitable at all times in his or her Account hereunder.

                                   ARTICLE VI

                        MANNER AND TIMING OF DISTRIBUTION

     6.1 Payment of Benefits. After a Participant's Separation from Service the Participant's Account shall be paid to the Participant (or in the event of the Participant's death, to the Participant's Beneficiary). Payment shall be made in one of the following forms as specified in the Participant's payment election pursuant to Section 6.2:

               (i) Single Sum. A single sum distribution of the value of the balance of the Account on the first day of October following the Participant's Separation from Service; or

               (ii) Installments. The value of the balance of the Account shall be paid in annual installments on the first day of October each year with the first of such installments to be paid on the first day of October following the Participant's Separation from Service. Annual installments shall be paid in one of the alternative methods specified below over the number of years selected by the Participant in the payment election made pursuant to Section 6.2, but not to exceed 10. The earnings (or losses) provided for in Section 4.2 shall continue to accrue on the balance remaining in the Account during the period of installment payments. The alternative methods available are as follows:

                    (A) Fractional Method. The annual installment shall be
               calculated by multiplying the most recent July 31 value of the Account by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10 year annual installment method, the first payment shall be one-tenth (1/10) of the Account balance. The following year, the payment shall be one-ninth (1/9) of the Account balance.

                    (B) Percentage or Fixed Dollar Method. The annual
               installment shall be calculated by multiplying the most recent July 31 value of the Account, in the case of the percentage method, by the percentage selected by the Participant and paying out the resulting amount or, in the case of the fixed dollar method, by paying out the fixed dollar amount selected by the Participant for the number of years selected by the Participant. However, in the event the dollar amount selected is more than the value of the Account in any given year, the entire value of the Account will be distributed. Further, regardless of the method selected by the Executive, the final installment payment will include 100% of the then remaining July 31 Account value.

               (iii) In Cash or In Stock. Prior to May 1, 2006 all payments shall be made in cash. From and after May 1, 2006, payments shall be made in cash and/or Class A non-voting common stock of Brady Corporation pursuant to the following:


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                    (A) If distribution is made in a single sum, the value of
               the portion of the Participant's Account which consists of the General Investment Sub-account shall be paid in cash while the value of the portion of the Account which consists of the Brady Stock Sub-account shall be paid by distributing the number of shares of Class A non-voting stock of Brady Corporation which represent the number of deemed shares held in the Brady Stock Sub-Account, except, however, that any fractional shares shall be valued and distributed in cash.

                    (B) If distribution is made in installments, a portion of
               each installment shall be distributed in cash and a portion in Class A non-voting shares of common stock of Brady Corporation. The portion to be distributed in cash shall be that portion of the total installment payment which is the same percentage as derived by dividing the value of the Balance in the General Investment Sub-account by the value of the total Account balance and the portion to be distributed in stock shall be the same percentage as determined by dividing the value of the balance of the Brady Stock Sub-account by the value of the total Account balance. The number of shares of Class A non-voting shares of common stock of Brady Corporation to be distributed shall be the number having the same value as the portion of the installment to be paid in such stock, except, however, that any fractional shares shall be distributed in cash.

                    (C) Notwithstanding Article I and Section 2.7 of this Plan to the contrary, the rule of this sub-paragraph (iv) shall apply to amounts held for a Participant under a Frozen Agreement from and after May 1, 2006. The preceding sentence shall not apply to a Participant who has had a Separation from Service prior to May 1, 2006.

     6.2 Payment Election. An individual who first becomes a Participant at the beginning of a Plan Year shall, prior to his date of participation, complete a payment election form specifying the form of payment applicable to such Participant's Account under the Plan. Absent an actual election by such Participant by the effective date of participation, the Participant shall be deemed to have elected the five (5) annual installment payment form. An individual who first becomes a Participant other than on the first day of a Plan Year shall, no later than 30 days after the effective date of participation, complete a payment election form specifying the form of payment applicable to such Participant's Account. In the event such a Participant does not make an actual election within such 30 day period, the Participant shall be deemed to have elected the five (5) annual installment payment form; provided, however, that if such Participant is already a participant in any other nonqualified plan or plans sponsored by the Corporation of the account balance type, the most recent payment election with respect to any one of those plans shall be the payment election form deemed elected under this Plan regardless of whether the individual elects a different payment election form during that initial 30 day period. A "payment election form" shall mean the form established from time to time by the Administrator which a Participant completes, signs and returns to the Administrator to make an election under the Plan. To the extent authorized by the Administrator, such form may be provided electronically and, in such case, need not be signed by the Participant. A Participant may change the form of payment by completing and filing a new payment election form with the Corporation, and the payment election form on file with the Corporation as of the date of the Participant's Separation from Service shall be controlling. Notwithstanding the foregoing, a payment election form changing the Participant's form of payment shall not be effective if the Participant has a Separation from Service within twelve months after the date on which the election change is filed with the Corporation. Any change in payment method must have the effect of delaying the commencement of payments to a date which is at least five (5) years after the initially scheduled commencement date of payment previously in effect. For purposes of compliance with Code Section 409A, a series of installment payments is designated as a single payment rather than a right to a series of


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separate payments; therefore, a Participant who has elected (or is deemed to have elected) any option under Section 6.1(a)(i) or (ii) may substitute any of the other options for the option originally selected as long as the foregoing one-year and five year rules are satisfied. A switch from the percentage method to the fixed dollar method or vice versa and a switch from either of those methods to the fractional method or vice versa is considered a substitution of a new option for the original option for purposes of this rule even if the number of yearly installments is not changed. The five year delay rule does not apply if the revised payment method applies only upon the Participant's death or disability. For this purpose, "disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

     6.3 Financial Hardship. A partial or total distribution of the Participant's Account shall be made prior to Separation from Service upon the Participant's request and a demonstration by the Participant of severe financial hardship as a result of an Unforeseeable Emergency. Such distribution shall be made in a single sum as soon as administratively practicable following the Administrator's determination that the foregoing requirements have been met. In any case, a distribution due to Unforeseeable Emergency may not be made to the extent that such emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not cause severe financial hardship, or by cessation of deferrals under Section 3.1. Distributions because of an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution). Determinations of amounts reasonably necessary to satisfy the emergency need must take into account any additional compensation that is available because of cancellation of a deferral election under Section 3.1 upon a payment due to an Unforeseeable Emergency. The payment may be made from any arrangement in which the Participant participates that provides for payment upon an Unforeseeable Emergency, provided that the arrangement under which the payment was made must be designated at the time of payment.

     6.4 Delayed Distribution.

          (a) A payment otherwise required under this Article VI shall be delayed if the Corporation reasonably anticipates that the making of the payment will violate a term of a loan agreement to which the Corporation is a party, or other similar contract to which the Corporation is a party, and such violation will cause material harm to the Corporation; provided, however, that payments shall be made on the earliest date on which the Corporation reasonably anticipates that the making of the payment will not cause such violation, or such violation will not cause material harm to the Corporation, and provided that the facts and circumstances indicate that the Corporation entered into the loan agreement (including such covenant) or other similar contract for legitimate reasons, and not to avoid the restrictions on deferral elections and subsequent deferral elections under Code Section 409A.

          (b) A payment otherwise required under this Article VI shall be delayed if the Corporation reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law; provided, however, that payments shall nevertheless be made on the earliest date on which the Corporation reasonably anticipates that the making of the payment will not cause such violation. (The making of a payment that would cause inclusion in gross income or the applicability of any penalty provision or other provision of the Code is not treated as a violation of applicable law.)


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          (c) A payment otherwise required under this Article VI shall be delayed upon such other events and conditions as the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin.

     6.5 Inclusion in Income Under Section 409A. Notwithstanding any other provision of this Article VI, in the event this Plan fails to satisfy the requirements of Code Section 409A and regulations thereunder with respect to any Participant, there shall be distributed to such Participant as promptly as possible after the Administrator becomes aware of such fact of noncompliance such portion of the Participant's Account balance hereunder as is included in income as a result of the failure to comply, but no more. Any such distribution shall be taken on a pro rata basis from the Participant's General Investment Sub-account and Brady Stock Sub-account in the manner described in Section 6.1(a)(iv)(B).

     6.6 Domestic Relations Order. Notwithstanding any other provision of this
Article VI, payments shall be made from an account of a Participant in this Plan to such individual or individuals (other than the Participant) and at such times as are necessary to comply with a domestic relations order (as defined in Code
Section 414(p)(1)(B)). Any such distribution shall be taken on a pro rata basis from the Participant's General Investment Sub-account and Brady Stock Sub-account in the manner described in Section 6.1(a)(iv)(B).

     6.7 De Minimis Amounts. Notwithstanding any other provision of this Article VI, a Participant's Account balance shall automatically be distributed to the Participant on or before the later of December 31 of the calendar year in which occurs the Participant's Separation from Service or the 15th day of the third month following the Participant's Separation from Service if the total amount in such Account balance at the time of distribution, when aggregated with all other amounts payable to the Participant under all arrangements benefiting the Participant described in Section 1.409A-1(c) or any successor thereto, do not exceed $10,000. The foregoing lump sum payment shall be made automatically and any other distribution elections otherwise applicable with respect to the individual in the absence of this provision shall not apply.

                                   ARTICLE VII

                                 ADMINISTRATION

     7.1 Compensation Committee as Administrator. The Plan shall be administered by the Administrator, which shall be the Corporation's Board of Directors. The Administrator shall have all authority that may be appropriate for administering the Plan, including the authority to adopt rules and regulations for the conduct of its affairs and for implementing, amending and carrying out the Plan, interpreting the provisions of the Plan and determining a Participant's entitlement to benefits hereunder. The Administrator shall be entitled to rely upon the Corporation's records as to information pertinent to calculations or determinations made pursuant to the Plan.

     The Administrator may also delegate any of its clerical or other administrative duties to one or more officers or employees of the Corporation, who may assist the Administrator in the performance of any of its functions hereunder. In the event of such delegation, a reference to the Administrator shall be deemed to refer to such officer(s) or employee(s).

     7.2 Authority of Administrator. The Administrator shall have full and complete discretionary authority to determine eligibility for benefits under the Plan, to construe the terms of the Plan and to decide any matter presented through the claims procedure. Any final determination by the Administrator shall be binding on all parties and afforded the maximum deference allowed by law. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven


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to be arbitrary and capricious based upon the evidence considered by the
Administrator at the time of such determination.

     7.3 Administrator Actions. The Administrator may authorize one or more of its members to execute on its behalf instructions or directions to any interested party, and any such interested party may rely upon the information contained therein. The members may also act at a meeting or by unanimous written consent. A majority of the members shall constitute a quorum for the transaction of business and shall have full power to act hereunder. All decisions shall be made by vote of the majority present at any meeting at which a quorum is present, except for actions in writing without a meeting, which must be unanimous.

     7.4 Minor or Incompetent Payees. If a person to whom a benefit is payable is a minor or is otherwise incompetent by reason of a physical or mental disability, the Corporation may cause the payments due to such person to be made to another person for the first person's benefit without any responsibility to see to the application of such payment. Such payments shall operate as a complete discharge of the obligations to such person under the Plan.

     7.5 No Liability. Except as otherwise provided by law, neither the Administrator, nor any member thereof, nor any director, officer or employee of the Corporation involved in the administration of the Plan shall be liable for any error of judgment, action or failure to act hereunder or for any good faith exercise of discretion, excepting only liability for gross negligence or willful misconduct. The Corporation shall hold harmless and defend any individual in the employment of the Corporation and any director of the Corporation against any claim, action or liability asserted against him in connection with any action or failure to act regarding the Plan, except as and to the extent that any such liability may be based upon the individual's own gross negligence or willful misconduct. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

     7.6 Claims Procedure.

          (a) If the Participant or the Participant's Beneficiary (hereinafter referred to as a "Claimant") is denied all or a portion of an expected benefit under the Plan for any reason, he or she may file a claim with the Administrator or its designee. The Administrator or its designee shall notify the Claimant within 60 days of allowance or denial of the claim, unless the Claimant receives written notice prior to the end of the sixty
     (60) day period stating that special circumstances require an extension of the time for decision and specifying the expected date of decision. The notice of the such decision shall be in writing, sent by mail to the Claimant's last known address, and if a denial of the claim, must contain the following information:

               (i) the specific reasons for the denial;

               (ii) specific reference to pertinent provisions of the Plan on which the denial is based;

               (iii) if applicable, a description of any additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary, and an explanation of the claims review procedure; and

               (iv) a description of the Plan's claims review procedure, including a statement of the Claimant's right to bring a civil action under Section 502 of ERISA if the Claimant's claim is denied upon review.

          (b) A Claimant is entitled to request a review of any denial of his claim. The request for review must be submitted in writing to the Administrator within 60 days after receipt of the notice of the denial. The timely filing of such a request is necessary to preserve any legal recourse which may be available to the Claimant and, absent the submission of request for review within the 60-day period, the claim will be deemed to be conclusively denied. Upon submission of a written request for review, the Claimant or his representative shall be entitled to review all pertinent documents, and to submit issues and comments in writing for consideration by the Administrator. The Administrator shall fully and fairly review the matter and shall consider all information submitted in the review request, without regard to whether or not such information was submitted or considered in the initial claim determination. The Administrator shall promptly respond to the Claimant, in writing, of its decision within 60 days after receipt of the review request. However, due to special circumstances, if no response has been provided within the first 60 days, and notice of the need for additional time has been furnished within such period, the review and response may be made within the following 60 days. The Administrator's decision shall include specific reasons for the decision, including references to the particular Plan provisions upon which the decision is based, notification that the Claimant can receive or review copies of all documents, records and information relevant to the claim, and information as to the Claimant's right to file suit under Section 502(a) of ERISA.

          (c) If a determination of disability for purposes of Section 6.1(b) or
     6.2 becomes necessary and if such determination is considered to be with respect to a claim for benefits based on disability for purposes of 29 CFR
     Section 2560.503-1, then the Administrator shall adopt and administer a special procedure for considering such disability claims meeting the requirements of 29 CFR Section 2560.503-1 for disability benefit claims.

     7.7 Conflict of Interest. No person who is covered under the Plan may vote or decide upon any matter relating solely to himself or vote in any case in which his individual right to any benefit under the Plan is particularly involved. Decisions shall be made by remaining members of the Corporation's Board of Directors.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 Amendment or Termination. The Corporation (through its Board of Directors or authorized officers or employees) reserves the right to alter or amend the Plan, or any part thereof, in such manner as it may determine, at any time and for any reason. Further, the Board of Directors of the Corporation reserves the right to terminate the Plan, at any time and for any reason. Notwithstanding the foregoing, in no event shall any amendment or termination deprive any Participant or Beneficiary of any amounts credited to him under this Plan as of the date of such amendment or termination; provided, however, that the Corporation may prospectively change the manner in which earnings are credited or discontinue the crediting of earnings and, further, the Corporation may make any amendment it deems necessary or desirable for purposes of compliance with the requirements of Code Section 409A and regulations thereunder.

     If this Plan is terminated, no additional deferrals or contributions shall be credited to any Participant Account hereunder. Following Plan termination, Participants' Accounts shall be paid at such time and in such form as provided under Article VI of the Plan. Notwithstanding the preceding sentence, either at the time of termination or on a subsequent date the Corporation may, in its discretion, determine to distribute the then existing Account balances of Participants and beneficiaries and, following such distribution, there shall be no further obligation to any Participant or beneficiary under this Plan; provided, however, that the authority granted to the Corporation under this sentence shall be implemented only to the extent permissible under Code Section 409A and regulations and other guidance issued by the Internal Revenue Service interpreting the provisions of that Section.

     8.2 Applicable Law. This Plan shall be governed by the laws of the State of Wisconsin, except to the extent preempted by the provisions of ERISA or other applicable federal law.

     8.3 Relationship to Other Programs. Participation in the Plan shall not affect a Participant's rights to participate in and receive benefits under any other plans of the Corporation, nor shall it affect the Participant's rights under any other agreement entered into with the Corporation, unless expressly provided otherwise by such plan or agreement. Any amount credited under or paid pursuant to this Plan shall not be treated as any type of compensation or otherwise taken into account in the determination of the Participant's benefits under any other plans of the Corporation, unless expressly provided otherwise by such plan.

     8.4 Non-Assignability by Participant. No Participant or Beneficiary shall have any right to commute, sell, assign, pledge, convey, or otherwise transfer any rights or claims to receive benefits hereunder, nor shall such rights or claims be subject to garnishment, attachment, execution or levy of any kind except to the extent otherwise required by law.

     8.5 No Right to Continued Service. Neither participation in this Plan, nor the payment of any benefit hereunder, shall be construed as giving to a Participant any right to be retained in the service of the Corporation, or limiting in any way the right of the Corporation to terminate the Participant's service at any time.

     8.6 Assignability by Corporation. The Corporation shall have the right to assign all of its right, title and obligation in and under this Plan upon a merger or consolidation in which the Corporation is not the surviving entity or to the purchaser of substantially its entire business or assets or the business or assets pertaining to a major product line, provided such assignee or purchaser assumes and agrees to perform after the effective date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Corporation. Upon such assignment, all of the rights, as well as all obligations, of the Corporation under this Plan shall thereupon cease and terminate.

     8.7 Unsecured Claim; Grantor Trust. The right of a Participant to receive payment hereunder shall be an unsecured claim against the general assets of the Corporation, and no provisions contained herein, nor any action taken hereunder shall be construed to give any individual at any time a security interest in any asset of the Corporation, of any affiliated corporation, or of the stockholders of the Corporation. The liabilities of the Corporation to a Participant hereunder shall be those of a debtor pursuant to such contractual obligations as are created hereunder and to the extent any person acquires a right to receive payment from the Corporation hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. The Corporation may establish a grantor trust (but shall not be required to do so) to which the Corporation may in its discretion contribute (subject to the claims of the general creditors of the Corporation) the amounts credited to the Account. If a grantor trust is so established, payment by the trust of the amounts due the Participant or his Beneficiary hereunder shall be considered a payment by the Corporation for purposes of this Plan.

     8.8 Notices or Filings. Any notice or filing required or permitted to be given to the Administrator hereunder shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

          Corporate Treasurer
          Brady Corporation

          P.O. Box 571
          Milwaukee, WI 53201-0571

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant hereunder shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

     8.9 Special rules for 2005-2006. Notwithstanding the usual rules required regarding the deferral elections and distribution elections:

          (a) A Participant may on or before March 15, 2005 make a new deferral election to apply to amounts which would otherwise be paid in calendar year 2005; provided that such amounts have not been paid or became payable at the time of the election. Such election shall remain in effect for future years until modified pursuant to Section 3.2.

          (b) On or before December 31, 2006, a Participant may make an election as to distribution of his Account from among the choices described at
     Section 6.1 hereof without complying with the rules described in Section
     6.2 hereof as long as the effect of the election is not to accelerate payments into 2006 or to defer payments which would otherwise have been made in 2006. Such election shall become effective after the last day upon which it is permitted to be made. In order to change any such election after December 31, 2006, the requirements of Section 6.2 hereof must be satisfied. (The special election described in this paragraph (b) will not apply to distribution of the Participant's account holding amounts earned and vested prior to January 1, 2005, if any, (and earnings credited thereon) since distribution of such account is not governed by this document but is governed by the Frozen Agreement.)

     IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan document on its behalf this 16th day of February, 2006, to be effective as of January 1, 2005.

                                        BRADY CORPORATION


                                        By:      /s/ FRANK M. JAEHNERT
                                            ------------------------------------
                                                     FRANK M. JAEHNERT

                                        Attest:  /s/ CONRAD G. GOODKIND
                                                --------------------------------
                                                     CONRAD G. GOODKIND